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                                                                Exhibit 10.12


                      LINE OF CREDIT AND GUARANTY AGREEMENT

                                                              December 6, 1999

Boston Safe Deposit & Trust Company
One Boston Place
Boston, Massachusetts  02108

Ladies and Gentlemen:

     Staples, Inc., with a mailing address at 500 Staples Drive, Framingham, Massachusetts 01702 ("Customer") hereby agrees with your bank ("Bank") as follows regarding a line of credit for demand loans to be made by your Bank from time to time to employees of Customer ("Loans"):

     1. Line of Credit. Subject to the terms and conditions hereof, Bank shall make available a line of credit (the "Line of Credit") for demand loans of U.S. dollars to Eligible Employees (as defined herein) during the period from the date hereof through the earlier of: (i) November 30, 2000 or (ii) the date on which the Tracking Stock (as hereinafter defined) becomes publicly-traded. The maximum principal amount of Loans outstanding at any one time under the Line of Credit shall at no time exceed $30,000,000.

     2. Loans. (a) Each Loan shall be in a minimum amount of $100,000 and a maximum amount of $3,500,000. Each Loan shall be evidenced by a demand promissory note of the Eligible Employee obligated thereon in the form of Exhibit A hereto (a "Note") and shall be secured by such Eligible Employee's Staples.com common stock and, prior to the issuance of such stock, all of such Eligible Employee's rights or options with respect to the same (the "Tracking Stock") pursuant to a Pledge Agreement in the form of Exhibit B hereto (a "Pledge Agreement"). As used herein, the term "Eligible Employee" shall mean an employee of Customer designated by the Customer as eligible to obtain Loans who:
(i) is not a debtor in any pending case under the federal Bankruptcy Code or any state insolvency or receivership law and whose assets are not subject to any receivership, assignee or trust mortgage for the benefit of creditors, (ii) has delivered to the bank a short-form personal financial statement on a form supplied by the Bank, and (iii) has a prior credit history acceptable to Bank in its sole discretion. Each Loan shall be issued by the Bank subject to the terms and conditions of this Agreement.

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     (b) The proceeds of the Loans shall be used by Eligible Employees to finance the cost to exercise their respective rights to purchase Tracking Stock, which shall be delivered to Bank by Customer's transfer agent within ten Business Days of the disbursement of the proceeds of the related Loan. Upon sale of any Tracking Stock by an Eligible Employee, the proceeds of such sale shall be applied first to the repayment of the Loan used by such Eligible Employee to finance the exercise of his or her right to purchase the same, plus accrued interest and late fees thereon and costs of collection with respect thereto, with any proceeds of sale in excess of such amount to be paid: (i) so long as an Employee Default by such Eligible Employee shall not have occurred and be continuing, to the Eligible Employee obligated on such Loan, or (ii) if an Employee Default by such Eligible Employee shall have occurred and be continuing and (A) the Customer shall have purchased the Note of such Eligible Employee pursuant to Section 4(c), to the Customer, and (B) if the Customer shall not have purchased the Note of such Eligible Employee pursuant to Section 4(c), to all other obligations of such Eligible Employee to the Bank incurred on or after the date of this Agreement in such order as Bank may determine in its sole discretion.

     (c) Prior to the disbursement of any proceeds of a Loan, the Customer shall provide to the Bank a certificate as to the eligibility of the employee for whose account such proceeds shall be disbursed to purchase Tracking Stock and as to whether or not such employee is an "affiliate" of the Customer for purposes of Rule 144 of the Securities and Exchange Commission ("Affiliate Status"), and a statement as to the number of shares of Tracking Stock to be issued to such employee.

     3. Interest. (a) As used herein, the following terms shall have the following meanings:

     i. "Call Rate" shall mean the rate quoted from time to time in the "Money Rates" section of The Wall Street Journal as "Call Money," or if no such rate is quoted or The Wall Street Journal is not available, the generally prevailing rate for loans to members of the New York Stock Exchange secured by stock exchange collateral provided by Reuters or a similar source of recognized standing selected by the Bank. In the event Bank determines that for any reason no rate comparable to Call Money is available on a given day, the Loans shall bear interest on such date at the Prime Rate (as hereinafter defined) minus 1% per annum unless a penalty rate is applicable to such Loan pursuant to the Note evidencing the same.

     ii. "Standard Notice" shall mean an irrevocable notice provided to the Bank in writing (including by facsimile) or by telephone confirmed in writing on a Business Day which is at least one Business Day in advance in case of

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notification of request for a Loan. Standard Notice must be provided no later than 1:00 p.m., Eastern Standard Time on the last day permitted for such notice.

     (b) Interest on the Loans shall be payable monthly in arrears on the first day of each month commencing on the first day of the month succeeding that in which the proceeds of a Loan are disbursed. Interest on the Loans shall be calculated on the basis of the actual number of days elapsed and a year of 360 days. Each change in the Call Rate shall be reflected by a simultaneous change in the rate of interest payable on the Loans. In the event any payment of interest required to be made under a Note is not made within 15 calendar days of the date when due, the Eligible Employee obligated thereon shall pay a late charge to the Bank of 5% of the amount due or $25, whichever is greater. Such charge must be paid within 30 days of the date it is assessed and will be charged only once on each late payment. If any payment due under the Guaranty is not made on or within five Business Days of the date when due, such amount shall thereafter bear interest payable on demand at a fluctuating rate per annum equal to the greater of: (a) two percent (2%) above the Call Rate (or one percent (1%) above the Prime Rate, if the Call Rate is unavailable) in effect on such due date, or (b) two percent (2%) above the Call Rate (or one percent (1%) above the Prime Rate, if the Call Rate is unavailable) in effect from time to time thereafter. As used in this Agreement, "Prime Rate" shall mean the rate quoted as the "Prime Rate" in the "Money Rates" section of The Wall Street Journal. In the event the Call Rate or the Prime Rate is reported as a range of rates, the rate used to calculate the interest rates under this Agreement shall be the highest such rate reported. Each change in the Call Rate or the Prime Rate shall be reflected in a corresponding change in the fluctuating rate payable pursuant to this subsection 3(b).

     (c) If due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case after the date of this Agreement, there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any Loan (excluding for purposes of this subsection 3(c) any such increased costs resulting from changes in the basis of taxation of overall net income or overall gross income of the Bank by the United States or any political subdivision thereof), then the Eligible Employee obligated on a Note shall, from time to time, within 5 Business Days after demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased costs.

     (d) If the Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) introduced or changed after the date of this Agreement affects the amount of capital required to be maintained by the Bank and that the

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amount of such capital is increased by or based upon the existence of the Bank's commitment to lend hereunder, then, within 5 Business Days after demand by the Bank, each Eligible Employee shall pay to the Bank additional amounts sufficient to compensate the Bank in the light of such circumstances.

     (e) Bank shall notify Eligible Employees and the Customer promptly after the occurrence of any event described in subsections (c) and (d) above, and Customer's liability to Bank pursuant to such subsections shall be limited to amounts accruing after the date of such notice. Demand by the Bank pursuant to subsections 3(c) or (d) shall be accompanied by a certificate as to the amount of such increased cost or required capital, respectively, showing calculations of the amount claimed in reasonable detail. Bank's determination of any such increased cost (using any reasonable method of averaging, attribution or allocation), as set forth in such a certificate shall, if correctly calculated, be deemed prima facie evidence of such amount.

     4. Guaranty. (a) The Customer hereby unconditionally guarantees full and punctual payment, performance and fulfillment to the Bank of all liabilities, obligations and undertakings of Eligible Employees to the Bank pursuant to the Loans, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or acquired (the "Obligations") on November 30, 2004 or earlier upon the occurrence of an Employee Default or a Customer Default as provided herein or under the circumstances described in subsection 9(b).

     (b) The Customer's agreement contained in this Section 4 ("the Guaranty") shall operate as a continuing, absolute and unconditional guaranty of the full and punctual payment and performance of the Obligations, and not of their collectibility only, and the Bank shall be entitled to enforce the Guaranty against all assets of the Customer for the full amount of the Obligations notwithstanding limitations on the Bank's recourse against assets of Eligible Employees contained in the Notes. If an Employee Default shall occur, the liability of the Customer with respect to the Obligations of the defaulting Eligible Employee shall become immediately due and payable, and if a Customer Default shall occur, the liability of the Customer with respect to all Obligations of all Eligible Employee shall become immediately due and payable to the Bank upon written notice to Customer. The Customer waives any right that the Customer may have to require the Bank first to proceed against an Eligible Employee or any other person. The Customer also waives any right that the Customer may have to require the Bank to realize on any security held by the Bank before proceeding against the Customer for the enforcement of the Guaranty.

     (c) Bank agrees to consider joint requests by Customer and particular Eligible Employees to sell such Eligible Employees' Tracking Stock prior to enforcing its rights under the Guaranty with respect to such Tracking Stock, but shall be under no obligation to do so. Bank agrees that, prior to making demand upon an Eligible

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Employee for payment of a Loan following an Employee Default, it will provide
Customer with notice of such Employee Default and, except when stayed from enforcing the Guaranty against the Customer as a result of proceedings under the federal Bankruptcy Code or any state insolvency or receivership law or by court order, or under circumstances in which the prospects for obtaining repayment of such Loan from the defaulting Eligible Employee would be impaired by delay, to permit Customer to promptly purchase the Note of such Eligible Employee at a purchase price equal to the outstanding principal balance thereof, accrued interest and late fees thereon, and costs of collection with respect thereto, prior to making demand upon such Eligible Employee, without waiving its right to proceed first against such Eligible Employee for the enforcement of such Note.

     (d) Upon purchase by the Customer of the Note of any Eligible Employee, the Bank shall endorse and transfer to the Customer the Note of such Eligible Employee and (unless the Tracking Stock of such Eligible Employee has been sold by Bank) shall deliver to the Customer the Pledge Agreement of such Eligible Employee and the Tracking Stock of such Eligible Employee, in each case without recourse, warranty or representation. The Customer waives any other right that it may have against the Bank as a result of any such payment by the Customer under the Guaranty, whether arising by way of subrogation, contribution, reimbursement or otherwise.

     (e) The liability of the Customer under the Guaranty shall be unlimited. The Customer agrees, as a principal and not as a surety only, to pay to the Bank, on demand, all costs and expenses paid or incurred by the Bank (including court costs and attorneys' fees) in connection with the Obligations or the Guaranty and the enforcement of either of them, including without limitation costs and expenses paid or incurred by the Bank in connection with any proceedings under the federal Bankruptcy Code or any other law relating to insolvency.

     (f) The Customer waives presentment, demand, protest, notice of acceptance, notice of the Obligations incurred and all other notices of any kind and all defenses which may be available to the Customer except for notices expressly provided for herein. The Customer warrants to the Bank that it has adequate means to obtain from Eligible Employees, on a continuing basis, information concerning the financial condition of the Eligible Employees, and that it is not relying on the Bank to provide such information, now or in the future. The Customer agrees to the provisions of any instrument, security or other writing evidencing or securing any of the Obligations and agrees that the obligations of the Customer hereunder shall not be released or discharged, in whole or in part, by: (i) any renewals, extensions or postponements of the time of payment of any of the Obligations or any other forbearance or indulgence with respect thereto;
(ii) any rescissions, waivers, amendments or modifications of any of the terms of any agreement evidencing, securing or otherwise executed in connection with the Obligations; or (iii) the substitution or release of any security for the

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Obligations or of any other person primarily or secondarily liable on any of the
Obligations, whether or not notice thereof shall be given to the Customer. The enforcement of the Guaranty shall not be affected by the delay, neglect or failure of the Bank to take any action with respect to any security, right, obligation, endorsement, guaranty or other means of collecting the Obligations which it may at any time hold, including perfection or enforcement thereof. The Customer agrees that the Customer shall be and remain bound upon the Guaranty irrespective of any action, delay or omission by the Bank in dealing with any Eligible Employee, any of the Obligations, any Tracking Stock or other collateral therefor, or any person at any time liable with respect to the Obligations, and irrespective of any defense which any Eligible Employee may assert to the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction or usury.

     (g) If for any reason an Eligible Employee is under no legal obligation to discharge any of the Obligations, or if any of the Obligations shall have become irrecoverable from an Eligible Employee by operation of law or for any other reason, or if any security for or other guaranty of the Obligations shall be found invalid, the Customer shall nonetheless be and remain bound on the Guaranty. The Guaranty shall continue to be effective or be reinstated, notwithstanding any prior termination, if at any time any payment made or value received with respect to any of the Obligations is rescinded or must otherwise be returned by the Bank due to the insolvency or bankruptcy of an Eligible Employee or otherwise, all as though such payment had not been made or value received.

     5.   Representations, Warranties and Covenants.

     (a) To induce Bank to make the Loans, the Customer makes the following representations and warranties:

     (i) That the Customer is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware, with corporate powers adequate for the making and performing of this Agreement, for the issuance of the Guaranty and the other agreements of the Customer referred to herein, and for the carrying on of the business now conducted by it. The Customer is duly qualified as a foreign corporation to do business wherever necessary to carry on its present operations and is in good standing in every jurisdiction where such qualification is necessary.

     (ii) That Customer has good and marketable title in fee to such of its fixed assets as are real property and good and marketable title to its other properties and assets, subject to no mortgage, pledge, lien, charge, security interest, title retention agreement or other encumbrance except for encumbrances permitted by the Senior Credit Agreement (as hereinafter defined), and that the obligations of the Customer

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pursuant to the Senior Credit Agreement (as hereinafter defined) are unsecured except for rights of setoff of the Banks referred to therein.

     (iii) That the financial statements of the Customer contained in the Customer's Annual Report on Form 10-K for the fiscal year ended January 31, 1999, and the Customer's Quarterly Report on Form 10-Q for the quarter ended October 31, 1999, in each case filed with the Securities and Exchange Commission, are complete and correct and present fairly the financial position of the Customer as of the dates thereof and for the periods included therein, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, subject, as to interim statements, to audit and year-end adjustments. There are no material contingent liabilities or liabilities for taxes of the Customer as at the date of the aforementioned Quarterly Report on Form 10-Q which are not reflected in said statements of financial condition.

     (iv) That there has been no material adverse change in the condition, financial or otherwise, of the Customer since the date as of the aforementioned Quarterly Report on Form 10-Q other than normal seasonal variations occurring in the ordinary course of business.

     (v) That the Customer has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or any assessment received by it, to the extent that such taxes have become due, except as otherwise permitted by the provisions of this Agreement.

     (vi) That there are no actions, suits or proceedings pending or, to the knowledge of the Customer, threatened against the Customer at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which in the reasonable opinion of Customer is likely to result in a material adverse change to the business, properties or assets or in the condition, financial or otherwise, of the Customer.

    (vii) That the Customer is not a party to any contract or agreement or subject to any restrictions which materially and adversely affects its business or assets or financial condition. Neither the execution nor delivery nor compliance with the terms and provisions of this Agreement or the Guaranty will be contrary to the provisions of, or constitute a default under, the charter or by-laws of the Customer or any agreement to which the Customer is a party.

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     (viii) That the making and performance of this Agreement and the Guaranty are within the Customer's corporate powers and have been duly authorized by all necessary corporate action, and that this Agreement and the Guaranty are legal and binding obligations of the Customer enforceable in accordance with their respective terms (subject to bankruptcy and similar laws of general application affecting the rights and remedies of creditors).

     (ix) That no approval or authorization of, or registration, qualification or filing with, any governmental authority is required in connection with the execution, delivery or performance by the Customer of this Agreement or the Guaranty or the consummation of the transactions contemplated hereby or thereby.

     (x) That the Customer possesses all patents, patent rights or licenses, trademarks, trademark rights, trade names, trade name rights and copyrights which are required to conduct its businesses as now conducted without known conflict with the rights of others.

     (xi) That Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

     (xii) That the most recent annual report filed by the Customer pursuant to
Section 104 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including without limitation, all related financial and actuarial statements, is complete and correct, and no event has occurred and is continuing which would permit the Pension Benefit Guaranty Corporation ("PBGC") established under ERISA to institute proceedings to terminate any pension plan or other type of employee benefit which the PBGC has elected to insure, established or maintained by the Customer.

     (b) The Customer hereby covenants and agrees with the Bank as follows:

     (i) To comply with the covenants contained in the Revolving Credit Agreement dated as of November 13, 1997 among the Customer, BankBoston, N.A. as Administrative Agent, The Chase Manhattan Bank as Syndication Agent, Fleet National Bank as Documentation Agent and the Co-Agents named therein, or any agreement pursuant to which the loans contemplated thereby are refinanced or the Commitments of the Banks (as those terms are defined therein) are replaced (together, the "Senior Credit Agreement"), as the same may be amended from time to time.

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     (ii) At any time that Mellon Bank, N.A. shall cease to be a lender pursuant to the Senior Credit Agreement, to provide to the Bank: (A) notice of the amendment of any provision of the Senior Credit Agreement promptly after the same is executed, (B) copies of the financial statements, certificates and the same are provided to the Agent thereunder, and (C) copies of the notices referred to in (167)6.5 of the Senior Credit Agreement, at the time the same are provided to the Agent thereunder, or in the event that the Senior Credit Agreement in effect on the date hereof is replaced, comparable notices, financial statements, certificates and information required to be provided to the Agent under such replacement Senior Credit Agreement.

     (iii) In the event that the Customer grants to the Agent under the Senior Credit Agreement any collateral or rights in property of the Customer for the benefit of the Banks referred to therein, the Customer shall grant to the Bank an equal and ratable security interest or mortgage on such property to secure the Customer's obligations under the Guaranty.

     (iv) That the Customer shall provide to the Bank quarterly, within 30 days after the end of each fiscal quarter of the Customer, a list of Eligible Employees including a statement as to any change in the Affiliate Status of any such Eligible Employee or any individual previously identified to the Bank as an Eligible Employee.

     (v) That the Tracking Stock is fully paid and non-assessable and is not subject to any lien, security interest, right or claim on the part of Customer except for: (A) the Customer's right to purchase non-vested Tracking Stock from Eligible Employees and (B) a junior security interest therein to secure such right. Bank acknowledges that it holds, and will cause its agents (including the Fiduciary under any Pledge Agreement) to hold, each Eligible Employee's Tracking Stock to perfect the Customer's junior security interest therein, and that, upon prior payment in full of all Obligations (as defined in each Eligible Employee's Pledge Agreement), it will deliver the Collateral described in such Pledge Agreement to the Customer.

     (vi) The security interest of the Customer in the Collateral described in the Pledge Agreement shall be fully subordinate and junior to Bank's security interest in such assets, regardless of the time Bank's security interest with regard to such assets attaches, and regardless of the future granting of loans or credits to Eligible Employees by Bank. Customer agrees that it will do nothing to interfere with Bank's prior security interest in such Collateral whether by undertaking to collect or enforce its rights in such Collateral or otherwise until all indebtedness of the Eligible Employee who owns the same to the Bank shall be paid in full.

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     6. Conditions Precedent. (a) The Bank's agreement to extend the Line of
Credit is subject to the conditions that:

     i. On or before the date hereof the Customer shall have delivered to the Bank the documents, instruments and certificates listed on Exhibit C hereto and such other documents and materials as the Bank may reasonably require.

     ii. On or before the date of each Loan, the Eligible Employee to be obligated thereon shall have executed and delivered to the Bank: (i) the Note evidencing such Loan, (ii) the Pledge Agreement securing such Note, (iii) the document or instrument evidencing such Eligible Employee's rights with respect to the Tracking Stock, accompanied by five stock powers or other instrument of transfer executed in blank, and (iv) such other documents, instruments and materials as Bank may reasonably require.

     (b) The Bank's agreement to make each Loan to an employee of the Customer is subject to the further conditions precedent that: (i) no Customer Default shall have occurred and be outstanding hereunder, (ii) the employee to be obligated thereon is at the time an Eligible Employee, and (iii) no Employee Default with respect to such employee shall have occurred and be outstanding as to any prior Loan to such employee.

     7.   Employee Defaults.

     (a) The following shall constitute Employee Defaults with respect to a
Note:

          (i) Default in the payment or performance of any Obligation by the Eligible Employee obligated thereon.

          (ii) Death of the Eligible Employee obligated thereon.

          (iii) Such employee shall cease to be an employee of Customer or shall cease to be an Eligible Employee.

          (iv) Customer shall notify Bank that the employee obligated thereon is no longer eligible to participate in Customer's program of obtaining Loans for Eligible Employees from the Bank.

          (v) The employee obligated thereon shall become subject to any injunction or temporary restraining order restricting the sale of the Tracking Stock or any order prohibiting the Bank from selling such employee's Tracking Stock shall be entered by any court, or such employee shall become the subject of any investigative or administrative proceeding or any civil or criminal action alleging violation of state or

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federal securities laws.

          (vi) The employee obligated thereon shall sell or transfer all or substantially all of his or her assets, or become insolvent, or fail generally to pay his or her debts as they become due, or if a receiver is appointed for such employee or any part of the property of such employee or if such employee shall make an assignment or grant a trust mortgage for the benefit of (or composition with) the creditors of such employee, or if a material adverse change shall occur in the financial condition of such employee.

          (vii) The filing of a petition in bankruptcy by or against the employee obligated thereon or the commencement of any proceedings by or against such employee under any insolvency or other laws relating to the relief of debtors; or the taking of any action by such employee to accomplish any of the foregoing.

     (b) Upon the occurrence of an Employee Default all of the Obligations of the defaulting employee shall become immediately due and payable, and the liability of the Customer pursuant to the Guaranty with respect to such Obligations shall (unless Bank otherwise elects) become immediately due and payable without demand, presentment or notice, notwithstanding any prior acceptance by Bank of periodic payments of interest on such employee's Note or other Obligations.

     8.   Customer Defaults. (a) The following shall constitute Customer
Defaults:

          (i) The Customer shall default in the payment or performance of any obligation contained in the Senior Credit Agreement, as the same may be amended from time to time, and such default shall continue beyond any applicable grace period, whether or not such default is waived.

          (ii) The Customer shall default in the payment or performance of any obligation contained in this Agreement, including default in the payment of any sums due pursuant to the Guaranty continuing for five Business Days following demand by Bank.

     (b) Upon the occurrence of a Customer Default, all Obligations shall become immediately due and payable, and the liability of the Customer pursuant to the Guaranty shall (unless Bank otherwise elects) become immediately due and payable without demand, presentment or notice.

     9. Bank's Rights and Remedies. (a) Upon the occurrence of an Employee Default, Bank shall have the rights and remedies of a secured party under the UCC with respect to the Tracking Stock pledged by the defaulting employee of Customer.

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Notwithstanding the enumeration of Employee Defaults, all Loans shall at all times be payable on demand. Upon the occurrence of a Customer Default, Bank shall have the rights and remedies of a secured party under the UCC with respect to all Tracking Stock pledged as security for the Obligations. The Customer hereby agrees that five Business Days' notice of the time and place of any public sale of Tracking Stock, or the time after which a private sale or other disposition of Tracking Stock shall take place, sent by telefacsimile to the Customer at 508/___-____, attention: Chief Financial Officer, shall constitute reasonable notification. The term "Business Day" shall mean a day on which the Bank's offices in Boston, Massachusetts are open for business.

     (b) Upon the occurrence of an Employee Default or a Customer Default, Bank may take control of any proceeds of Tracking Stock. Any deposits or other sums at any time credited by or due from the Bank to the Customer shall at all times constitute collateral for the Obligations and the Guaranty. Bank may apply or set-off deposits against the Obligations and the Guaranty regardless of the adequacy of any other collateral at any time after the occurrence and during the continuance of a Customer Default. Upon the occurrence and during the continuance of a Customer Default, Bank may apply the net proceeds of any sale of Tracking Stock to the Obligations of the owner of such Tracking Stock, and may apply the proceeds of any set-off to the Customer's obligations under the Guaranty, in each case in such order as it may determine.

     (c) Bank shall have the option at any time within 90 days after the date on which Mellon Bank, N.A. ceases to be a lender to the Customer pursuant to the Senior Credit Agreement to require the Customer to refinance all outstanding Loans or to repay all outstanding Loans pursuant to the Guaranty.

     (d) In the event that: (i) the Commitments of the Banks under the Senior Credit Agreement are reduced or (ii) the principal balance of the Loans outstanding thereunder is repaid following an Event of Default thereunder, the Customer shall upon demand by Bank deliver to Bank cash collateral (and a pledge agreement covering the same) in an amount computed by multiplying: (A) the amount of such reduction of Commitments or repayment of Loans, by a fraction,
(B) the numerator of which shall be $30,000,000 and (C) the denominator of which shall be the maximum amount of the Commitments, or the principal balance of the Loans outstanding under the Senior Credit Agreement, as the case may be, prior to such reduction or repayment.

     10. Customer's Agreement to Indemnify Bank. Customer agrees to indemnify Bank and hold it harmless from any loss, cost (including legal costs and reasonable attorneys' fees) or damage it may suffer as a result of: (i) any failure of the Customer or an employee of Customer to comply with the terms of this Agreement or a Note, (ii) obligations and responsibilities imposed by state or federal securities laws, (iii) Bank's

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foreclosure upon any Tracking Stock to satisfy an Employee Default or enforcement of any Note, or (iv) all other claims, demands, suits, liabilities or obligations arising out of Bank's agreement to make the Loans as provided herein.

     11. Miscellaneous. (a) The Customer shall from time to time designate, and shall at all times maintain, a management employee authorized to certify as to the eligibility of employees to obtain Loans hereunder, and shall promptly notify Bank in the event that: (i) an employee to whom a Loan is outstanding shall cease to be so eligible or (ii) any change shall occur in the Affiliate Status of any such employee.

     (b) This Agreement and the Guaranty represent the entire understanding between the Bank and the Customer with regard to the Loans, and their respective provisions may not be modified, waived or amended except by a writing signed by the Bank and the Customer. This Agreement is entered into solely for the benefit of the Customer and the Bank, and no other party, including Eligible Employees designated by the Customer from time to time, shall have any rights hereunder. THE CUSTOMER WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE GUARANTY.

     (c) Except as provided in subsection 9(a), all notices provided for hereunder shall be in writing to the parties at their respective addresses set forth on page one, or to such other address as any party may designate in writing to the other. Notices shall be deemed effective upon receipt if delivered by hand or telephone or given by facsimile, one (1) Business Day after delivery to a reputable overnight courier service and three (3) Business Days after being deposited in the mails.

     (d) This Agreement and the Guaranty shall be binding upon and inure to the benefit of the Customer and the Bank and their respective successors and assigns. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement or the Guaranty shall not affect the validity or enforceability of the remaining portions of this Agreement or the Guaranty. This Agreement and the Guaranty are intended to take effect as a sealed instrument and shall be construed in accordance with and governed by the laws (other than the conflict of laws rules) of Massachusetts.

     Please indicate below your concurrence in the terms of this Agreement and your acceptance of the Guaranty.

                                            STAPLES, INC.

                                            By____________________________

Agreed and accepted:

BOSTON SAFE DEPOSIT & TRUST COMPANY

By_____________________________________

                                    EXHIBIT A

                                DEMAND LOAN NOTE

Maximum Principal Amount:                            Date:_______________
$_____________________                               Boston, Massachusetts

     ON DEMAND, for value received, the undersigned, jointly and severally if more than one ("Borrower"), promise to pay to the order of BOSTON SAFE DEPOSIT AND TRUST COMPANY (the "Bank") at such place as the Bank may from time to time designate, the aggregate principal amount outstanding when demand is made, with interest thereon and any fees, expenses and charges, as provided below. At no time shall the outstanding principal amount borrowed exceed the maximum principal amount described above. The entries on the records of the Bank, including any appearing on this Demand Loan Note ("this Note"), will be prima facie evidence of the aggregate principal amount outstanding under this Note, the interest accrued on such amount and other fees and charges due.

     All payments hereunder including any prepayments of principal shall be applied first to unpaid accrued interest, then to other fees, expenses and charges due, including collection costs, and the balance, if any, to principal. Principal repaid may not be reborrowed.

INTEREST

     Interest shall accrue at a floating annual rate equal to the rate quoted as "Call Money" from time to time in the "Money Rates" section of The Wall Street Journal, or if no such rate is quoted or The Wall Street Journal is not available, the generally prevailing rate for loans to members of the New York Stock Exchange secured by stock exchange collateral provided by Reuters or a similar source of recognized standing selected by the Bank. In the event Bank determines that for any reason no rate comparable to Call Money is available on a given day, the Loans shall bear interest on such date at the Prime Rate (as hereinafter defined) minus 1% per annum. "Prime Rate" shall mean the rate quoted as the "Prime Rate" in the "Money Rates" section of The Wall Street Journal. In the event "Call Money" or the "Prime Rate" is reported as a range of rates, the rate used to calculate the interest rates under this Note will be the highest such rate reported. The interest rate of this Note will change on the date reported in The Wall Street Journal as the effective date of the change in Call Money or the Prime Rate.

     In the event the interest rate indices stated above cease to be available, the Bank may substitute any similar index, whether reported in The Wall Street Journal or any other newspaper, and the Bank's selection shall be conclusive and binding on the Borrower. In such event, and until the Bank selects a substitute index, interest shall accrue at the rate in effect at the time the index in question was determined by the Bank to be unavailable.

     Interest will begin to accrue on the day any proceeds of loans made under this Note are disbursed. Interest will continue to accrue at the rate described above, both before and after demand for payment, on the outstanding principal until all principal amounts have been paid in full. The rate of interest shall never exceed the maximum rate allowable under applicable law.

     Interest will be calculated on the basis of actual days elapsed in a 360 day year and will be payable in arrears. The first interest payment will be due on the first day of the month immediately following any advance hereunder. Subsequent interest payments will be due on the same day of every month thereafter.

INTEREST PAYMENT OPTIONS

Borrower chooses to make monthly interest payments as indicated below:

     Payment Method #1: Borrower authorizes Lender to take payments out of Borrower's Checking Account maintained with Boston Safe Deposit and Trust Company, number ----------, titled --------------------------, on or after the first business day of each month. Borrower will keep a large enough balance in this account to cover the full amount of the required payments.

     Payment Method #2: Lender will send Borrower a bill each month, and Borrower will mail or deliver the required payment so that Lender will receive it no later than the first day of each month.

     Payment Method #3: Borrower authorizes Lender to take payments out of either the principal or income or both of Borrower's Investment Account, number ----------, titled ----------------------------, on or after the first business day of each month. Borrower will maintain this Investment Account, in order to ensure that there are sufficient funds or assets in the Investment Account in order to meet Borrower's monthly payments.

     Borrower may request in writing a change in the Payment Option at any time.

LATE CHARGES AND OTHER CHARGES

     In the event any payment of interest required to be made hereunder is not made within 15 calendar days of the first day of each month, the date it is due, the Borrower shall pay a late charge to the Bank of 5% of the amount due or $25, whichever is greater. This charge must be paid within 30 days of the date it is assessed and will be charged only once on each late payment.

     If any amount due as the principal of this Note is not paid in full on or within five business days of the date of demand, such amount shall thereafter bear interest payable on demand at a fluctuating rate per annum equal to the greater of: (a) two percent (2%) above the Call Money rate (or one percent (1%) above the Prime Rate, if the Call Money rate is unavailable) in effect on such due date, or (b) two percent (2%) above the Call Money rate (or one percent (1%) above the Prime Rate, if the Call Money rate is unavailable) in effect from time to time thereafter.

     If due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), in each case after the date of this Note, there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining any loan under this Note (excluding any such increased costs resulting from changes in the basis of taxation of overall net income or overall gross income of the Bank by the United States or any political subdivision thereof), then the Borrower shall, from time to time, within 5 business days after demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased costs.

     If the Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) introduced or changed after the date of this Note affects the amount of capital required to be maintained by the Bank and that the amount of such capital is increased by or based upon the existence of the Bank's loans hereunder, then, within 5 business days after demand by the Bank, the Borrower shall pay to the Bank additional amounts sufficient to compensate the Bank in the light of such circumstances.

     Bank shall notify the Borrower promptly after the occurrence of any event described in the two immediately preceding paragraphs, and Borrower's liability to Bank pursuant to such subsections shall be limited to amounts accruing after the date of such notice. Demand by the Bank pursuant to such paragraphs shall be accompanied by a certificate as to the amount of such increased cost or required capital, respectively, showing calculations of the amount claimed in reasonable detail. Bank's determination of any such increased cost (using any reasonable method of averaging, attribution or allocation), as set forth in such a certificate shall, if correctly calculated, be deemed prima facie evidence of such amount.

WIRE TRANSFER AUTHORIZATION

     Borrower hereby authorizes the Bank to wire transfer funds upon Borrower's telephone, oral or written request, and agrees to hold the Bank harmless from any and all claims, liabilities or damages, including reasonable attorney's fees arising directly or indirectly from this authorization. The Bank shall be under no obligation to verify the authenticity of any transfer request purporting or which the Bank reasonably believes to be made by Borrower.

PREPAYMENT

     At any time or times before the Bank has exercised its demand right under this Note, Borrower may make partial payments of principal without penalty. All payments shall be made to the Bank's loan servicing center in Pittsburgh, Pennsylvania, or at such other place as the Bank may from time to time designate in writing.

SECURITY INTEREST DISCLOSURE

     As security for payment of this note and the obligations provided for herein, Borrower gives Lender a security interest in all the assets more fully described in a Pledge Agreement of even date, and any modifications thereof (the "Pledge Agreement").

     To the extent permitted by law, the Bank has the right to apply funds from any deposit account(s) of borrower or cosigner with the Bank to pay all or any portion of any amount outstanding under this Note or otherwise to the Bank, subject to the limitations on recourse set forth below.

     In addition to any right of setoff given to the Bank by law against any property of Borrower, the Bank shall have a lien on and security interest in all property of Borrower now or hereafter on deposit with the Bank, subject to the limitations on recourse set forth below. Such lien and security interest may be enforced without demand upon or notice to Borrower, shall continue in full force unless specifically waived or released by the Bank in writing, and shall not be deemed waived by any delay of the Bank in enforcing the lien or security interest.

     Recourse of the holder of this note against the property of the Borrower other than the Collateral described in the Pledge Agreement above is limited to 50% of the original principal amount hereof, less any principal paid from time to time by the Borrower (other than from such Collateral or proceeds thereof), plus all accrued interest and costs of collection, as provided below.

COLLECTION COSTS

     Borrower promises to pay on demand, to the extent permitted under applicable law, all costs and expenses, including reasonable attorneys' fees, incurred or paid by the Bank in enforcing this Note, whether or not litigation is commenced, and in selling or otherwise disposing of all or any part of any property pledged to secure this Note. All such costs and expenses shall be secured by such collateral.

JOINT LIABILITY

     If more than one person has signed this Note, their obligations shall be joint and several, and the liability of each shall be absolute and unconditional and without regard to the liability of any other party hereto.

WAIVER

     Unless prohibited by applicable law, Borrower, all co-Borrowers, any endorser and any other party hereto, and each of them (1) waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any document or instrument evidencing any security for the payment of this Note, except for demand for payment hereunder and any notices provided for in the Pledge Agreement; (2) assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any additions or substitutions, exchanges or releases of collateral and/or the addition, substitution or release of any one or more parties or persons primarily or secondarily liable hereunder, and (3) agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of the Bank shall in any way affect or impair the obligations of any of them or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. No delay or omission by the Bank in exercising in whole or in part any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy. A waiver of any right or remedy, in whole or in part, on any one occasion shall not be construed as a bar to enforcing or as a waiver of that or any other right or remedy on any future occasion.

ADDRESS CHANGE

     Borrower shall notify the Bank of any change in the Borrwer's address of record. Any such notice shall be directed to the Bank at the address for payments, or to such other address as the Bank may direct. In the event such notice is not given by the

Borrower, Borrower shall be deemed to have waived the right to receive any notice which otherwise would be required under this Note or by applicable law, unless such waiver is specifically prohibited by applicable law or regulation.

ENTIRE AGREEMENT

     The terms and conditions of the Pledge Agreement are deemed to be incorporated herein by reference. Such terms and conditions, together with the terms and conditions of this Note, constitute the entire agreement of the parties and supersede all prior agreements and understandings, both written and oral, of the parties hereto with respect to the subject matter of this Note or of any such agreement. The captions and headings of the various sections of this Note are for convenience only and are not to be considered as defining or limiting, in any way the scope or intent of the provisions hereof. Neither this Note nor such Pledge Agreement may be modified or amended except by a writing signed by the Bank.

FINANCIAL INFORMATION/FURTHER DOCUMENTS

     At Lender's request, Borrower will give Lender a completed and signed personal financial statement in such form as Lender may require. Borrower will execute any documents or instruments required by Lender to perfect its security interest or as otherwise may be required by Lender, as Lender may request from time to time.

GENERAL PROVISIONS

     This Note inures to the benefit of the Bank and to the benefit of its successors and assigns. This Note is binding on each Borrower and on any executor, administrator or legal representative of any Borrower.

     No security interest granted to the Bank by Borrower in any dwelling of any Borrower shall secure payment of this Note unless specific reference is made to this Note. Other collateral securing other obligations of Borrower to the Bank may also secure this Note.

GOVERNING LAW

     This Note will take effect as a sealed instrument and will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. If any provision of this Note is deemed to be in conflict with applicable law, it will considered to be modified to comply with the law or, if not capable of such modification, such provision will be deemed to be deleted from this Note. Notwithstanding any such modification or deletion, the remaining provisions will remain valid and enforceable.

By signing below, Borrower agrees to the terms of this agreement.

__________________________________________
Borrower                            (Seal)

__________________________________________
Borrower                            (Seal)

__________________________________________
Borrower                            (Seal)

__________________________________________
Borrower                            (Seal)

Borrower's Address of Record:

__________________________________________
Name

__________________________________________
Address

__________________________________________
City                 State                Zip Code

                                    EXHIBIT B

                                PLEDGE AGREEMENT

                          (Staples.com Tracking Stock)

     This Pledge Agreement is entered into between the Borrower named below and Boston Safe Deposit & Trust Company, a Massachusetts trust company with a principal place of business located at One Boston Place, Boston, Massachusetts 02108 ("Bank") on the date indicated below.

     1. Collateral. The undersigned (the "Borrower"), whose place of business is located at ___________________, Massachusetts _______ and whose residence is located at _________________________________________ hereby grants to the Bank a security interest in the following collateral, whether now owned or existing or hereafter acquired or arising:

     ___ shares of Staples.com stock ("Tracking Stock"); all proceeds of the foregoing, including personal property purchased with cash proceeds (together the "Collateral").

     2. Obligations. A security interest in the Collateral is granted to Bank to secure all obligations of the Borrower to the Bank incurred on or after the date of this Agreement, whether direct or indirect, including without limitation: (i) obligations arising out of loans or extensions of credit by Bank to Borrower, including without limitation a loan evidenced by the promissory note of the Borrower dated the date hereof in the principal amount of $____________ (the "Note"), (ii) obligations of the Borrower hereunder, and (iii) all other fees, costs, taxes and charges that may be assessed, advanced or incurred by Bank hereunder or by Fiduciary under the Fiduciary Agreement (as those terms are hereinafter defined), including legal fees and other costs of collection, plus interest thereon, whether now existing or hereafter arising, direct or indirect, primary or secondary, absolute or contingent, due or to become due, and whether arising under the Note, this Agreement or otherwise (all such obligations being referred to together herein as the "Obligations").

     3. Perfection of Security Interest. Borrower agrees to promptly deliver to Bank all payments and distributions with respect to the Collateral in the form received and bearing any necessary endorsements. Bank may at any time notify Staples, Inc. to make payments and distributions on the Collateral directly to the Bank. Borrower agrees to deliver to Bank promptly upon receipt any notices under or amendments relating to the Collateral. Borrower agrees to execute such financing statements under the Uniform Commercial Code as Bank may from time to time require, and to pay the cost of filing the same. Bank may file as a financing statement a photocopy of a financing statement or of this Agreement.

     4. Deposit Account. Bank may charge any deposit account of Borrower with Bank for the payment of any amount due hereunder, under the Note or with respect to any other Obligation.

     5. Representations and Warranties.

          (a) Borrower hereby represents and warrants that Borrower is the true owner of the Collateral and the custody account referred to in the Fiduciary Agreement (the "Custody Account") and that Borrower has good and marketable title to the Collateral, free and clear of any option, security interest, lien or other charge or encumbrance except the security interest created hereby, a security interest junior to that created hereby in favor of Staples, Inc., and the right of Staples, Inc. to repurchase unvested Tracking Stock. Borrower also represents and warrants, if there is more than one Borrower, that, subject to the terms of the Fiduciary Agreement, one or all of such Borrowers are the sole and joint beneficial owners of the Custody Account and the Collateral and that no person who is not a party to this Agreement has any ownership rights of any nature whatsoever in the Custody Account or the Collateral. Borrower will defend such title against the claims and demands of all persons at its own expense.

          (b) Borrower hereby represents and warrants that all of the Collateral is and shall be genuine, has and shall have been duly and validly authorized and issued, and is free and clear of any restriction on transfer, except for compliance with applicable provisions of state and federal securities laws. Borrower hereby represents and warrants to Bank that: to the extent that any portion of the Collateral is or may be subject to Rule 144 of the Securities and Exchange Commission ("Rule 144"), Borrower is [___] is not [___] an "affiliate" of Staples, Inc. and the Collateral does not include any "restricted securities" as defined in Rule 144.

     6. Bank as Borrower's Attorney. Borrower hereby makes, constitutes and appoints the Bank as Borrower's true and lawful attorney-in-fact for Borrower and in Borrower's name, place and stead, and on Borrower's behalf, to take any action deemed necessary by the Bank to perfect and maintain perfection of the security interests granted hereby or to otherwise fulfill the purposes of this Agreement, and acknowledges that such appointment is coupled with an interest. As Borrower's attorney-in-fact, Bank is hereby authorized, at any time after the occurrence of an Event of Default: (i) to receive, endorse and collect all checks and other orders or instruments for the payment of money made payable to Borrower representing any dividend or interest payment or other distribution payable in respect of any or all Collateral and to give full discharge for the same, (ii) to execute endorsements, assignments or other instruments of conveyance or transfer with respect to any or all of the Collateral, (iii) to demand, sue for, collect, receive and give acquittances for any moneys due with respect to any or all of the Collateral, (iv) to file any claims or take any action or institute any proceedings that Bank may deem necessary or advisable for the collection of any or all of the Collateral or otherwise to enforce the rights of Bank with respect thereto, and (v) to complete, execute and file with the Securities and Exchange Commission and any stock exchange on which the Tracking Stock is listed one or more notices of sale of securities pursuant to Rule 144 or other filings deemed necessary or desirable to comply with state and federal securities laws, hereby granting to Bank full power and authority as such attorney to do, take and perform all and every act and thing whatsoever requisite, proper or necessary to be done in the exercise of the rights and powers herein granted, as fully to all intents and purposes as Borrower might or could do if personally present.

     7. Indemnification. Borrower hereby indemnifies and holds harmless the Bank from and against all liabilities and costs (including without limitation attorneys' fees) arising out of any sale of securities constituting Collateral or by reason of any breach of any representation, warranty or covenant of Borrower contained herein, whether express or implied, and all other reasonable expenses incurred by the Bank in enforcing the payment of any Obligations, including without limitation expenses incurred in satisfying any applicable securities laws or regulations and any liabilities arising under any such securities laws.

     8. Default. If Borrower shall default in the payment of any Obligation when due, or in the performance of any covenant contained herein, or if any representation made by the Borrower herein shall be determined by Bank to be false in any material respect when made, or if an event of default as defined in any agreement between Borrower and Bank shall occur, Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code as well as the rights and remedies provided for herein. Upon any such default, Bank may: (i) transfer or direct the Fiduciary to transfer into Bank's name, or into the name of its nominee, all or any part of the Collateral, (ii) subject to the Uniform Commercial Code, retain the Collateral for its own account, and (iii) sell all or any part of the Collateral. Whenever notice of sale or other disposition of the Collateral is required by law, such notice shall be deemed sufficient if given by regular mail at least 5 business days before the date of any public sale or 5 days before the date after which a private sale or other disposition shall be made. Expenses of retaking, holding, and preparing the Collateral for sale or other disposition, and expenses of sale or other disposition of Collateral, shall include reasonable attorneys' fees, and all such expenses shall constitute an Obligation secured by the Collateral. Upon transfer of any Collateral into the name of Bank or its nominee, Bank shall be entitled to receive all dividends and other distributions on the Collateral, and shall hold all the rights and privileges of ownership of the Collateral.

     9. Restrictions on Resale. Borrower hereby confirms his or her understanding that Bank's right to resell the Collateral or securities or instruments issued pursuant thereto may be restricted. Borrower hereby agrees that any sale of the Collateral in accordance with such restrictions shall be deemed commercially reasonable notwithstanding that a better price could have been obtained by another method or to a buyer other than those permitted by the terms of such restrictions.

     10. Custody of Collateral. (a) Bank shall give to Collateral the same degree of care and protection that it gives to its own property, provided, however, that Bank shall have no liability to Borrower for any losses, costs, expenses or damages due to any acts or omissions of brokers or other third parties, or due to any acts of God or other causes beyond its control. Bank shall have no duty to preserve any rights with respect to any Collateral, including, without limitation, rights against prior parties, or to take or to notify Borrower of the need to take, any action respecting any rights, privileges or options relating to any Collateral. If Borrower shall request Lender to sell or otherwise dispose of or refrain from selling or otherwise disposing of the Collateral or any part thereof, Bank may, at its option and in its sole discretion, proceed in accordance with such request; provided, however, that neither Bank nor Fiduciary shall have any responsibility or liability for any loss to Borrower that may result from their compliance or refusal to comply with such request.

     (b) So long as this Agreement continues in effect, Borrower authorizes and directs the Mellon Bank Corporation subsidiary identified on the signature page hereto ("Fiduciary") that serves as custodian under the Collateral Custody Agreement between Borrower and Fiduciary dated the date hereof, as the same may be amended from time to time (the "Fiduciary Agreement") to hold the Collateral in its possession as agent for the benefit of the Bank in accordance with the provisions of this Agreement and under and subject to the exclusive direction and control of Bank and forthwith to turn over the Collateral, or any part thereof, to Bank upon Bank's demand. If Borrower has not already done so, Borrower shall deliver all Collateral to Fiduciary immediately upon receipt of the same.

     (c) Fiduciary represents and warrants that it has not consented to, and has no knowledge of, any financing statement or notice against the Collateral or the Custody Account or any of the assets to be placed in the Custody Account as of the date of this Agreement, and will not consent to any such statement or notice subsequent to this date. Fiduciary agrees, by signing where indicated below, that it has no lien or other interest in the Collateral except to the extent described herein, and will not request, claim or assert any such lien or interest until Bank has notified the Fiduciary that there remain no outstanding Obligations; provided, however, that Fiduciary will retain its prior lien on the Collateral to secure the Borrower's obligations to pay for property purchased by Fiduciary for deposit or credit to the account of the Borrower, and customary commissions and fees assessed by the Fiduciary.

     (d) Borrower hereby acknowledges that if a loan is obtained from Bank by Borrower, and such Obligation is collaterally secured by assets in the Custody Account, there may arise a conflict between the obligations of Bank or its affiliate as Fiduciary under the Fiduciary Agreement and the Bank's rights as lender and secured party. In such event, Borrower expressly agrees that Bank's rights as lender and secured party shall take precedence over its obligations as Fiduciary, or those of its affiliate.

     (e) This Agreement shall operate as an amendment to the Fiduciary Agreement to the extent necessary to effect the intents and purposes hereof; provided, however, that the Fiduciary Agreement defines the extent of the Fiduciary's liability to Borrower in connection with the Collateral and the Custody Account, and the Fiduciary assumes no additional liabilities to Borrower under this Agreement. In the event that the Fiduciary Agreement is terminated, Fiduciary shall immediately notify Bank and transfer all Collateral in its possession to the custody of Bank.

     11. Miscellaneous. This agreement shall be governed by Massachusetts law and shall benefit the Bank and its successors and assigns. This agreement is executed as an instrument under seal.

                                    Borrower:

Dated:________________________      ______________________________
                                              Signature

                                    ______________________________
                                              Print name

                                    ______________________________
                                              Address

                                    ______________________________
                                              City/State/Zip

Fiduciary:

BOSTON SAFE DEPOSIT & TRUST COMPANY

By_____________________________________